Other Obligations	12 Months Ended
Dec. 31, 2013
Other Obligations
Other Obligations

13.  Other Obligations

Capital Equipment Lease Obligations

During the year ended December 31, 2013, we entered into capital leases on equipment under various lease schedules, which are subject to the master lease agreement, and are pre-payable at our option.  Interest on the leases is based on the one-month LIBOR plus 1.95% for a current rate of 2.11% as of December 31, 2013.  The gross value of property, plant and equipment under capital leases was $10.2 million as of December 31, 2013 and related primarily to the leasing of mining equipment. The accumulated depreciation for these items was $0.7 million at December 31, 2013, and changes thereto have been included in depreciation, depletion and amortization in the consolidated statements of operations.  Due to the variable nature of the imputed interest, fair value is equal to carrying value.

Future payments on capital equipment lease obligations are as follows (in thousands):

Year Ended December 31,
2014	$1,646
2015	1,615
2016	1,584
2017	1,553
2018	1,522
Thereafter	2,166
Total	10,085
Less: interest	653
Total principal payments	9,432
Less: current portion	1,460
Capital equipment lease obligations, net of current portion	$7,972

Accounts Receivable Securitization

On February 11, 2013, we executed an Accounts Receivable Securitization Facility (“A/R Securitization Program”) with a committed capacity of up to $75 million.  CPE Resources and certain of our subsidiaries are parties to the A/R Securitization Program.  In January 2013, we formed CPE Receivables LLC (the “SPE”), a special purpose, bankruptcy-remote wholly-owned subsidiary, to purchase, subject to certain exclusions, in a true sale, trade receivables generated by certain of our subsidiaries without recourse (other than customary indemnification obligations for breaches of specific representations and warranties), and then transfer undivided interests in up to $75 million of those accounts receivable to a financial institution for cash borrowings for our ultimate benefit.  The total borrowings are limited by eligible accounts receivable, as defined under the terms of the A/R Securitization Program.  At December 31, 2013, the A/R Securitization Program would have allowed for $40.2 million of borrowing capacity.  There were no borrowings from the A/R Securitization Program at December 31, 2013.  The SPE is consolidated into our financial statements.

Senior Secured Revolving Credit Facility

At December 31, 2013, we were a party to the Amended and Restated Credit Agreement (the “Amended Credit Agreement”).  In January 2014, we announced a planned refinancing of our senior secured revolving credit facility.  Subject to closing, we expect the refinancing will extend the maturity and relax certain financial covenants that will increase our available liquidity.  The refinancing is subject to our ability to enter into definitive documents with the syndicate of banks and other closing conditions.  We expect to complete the refinancing in the first quarter of 2014.

On June 3, 2011, CPE Resources entered into an Amended and Restated Credit Agreement, which establishes a commitment to provide us with a $500 million senior secured revolving credit facility, which can be used to borrow funds or issue letters of credit.  Subject to the satisfaction of certain conditions, we are able to elect to increase the size of the revolving credit facility and/or request the addition of one or more new tranches of term loans in a combined amount of up to $200 million.  Our obligations under the credit facility are secured by substantially all of CPE Resources’s assets and substantially all of the assets of certain of CPE Resources’s subsidiaries, subject to certain permitted liens and customary exceptions for similar coal financings.  Our obligations under the credit facility are also supported by a guarantee by CPE Resources’s domestic restricted subsidiaries.  The credit facility is scheduled to mature on June 3, 2016.  As of December 31, 2013, no letters of credit and no cash borrowings were outstanding under the credit facility, and we were in compliance with the covenants contained in our Amended Credit Agreement.

Loans under the credit facility bear interest at the London Interbank Offered Rate (“LIBOR”) plus an applicable margin of between 1.75% and 2.50%, depending on CPE Resources’s leverage ratio.  We are required to pay the lenders a commitment fee between 0.25% and 0.50% per year, depending on CPE Resources’s leverage ratio, on the unused amount of the credit facility.  Letters of credit issued under the credit facility, unless drawn upon, incur a per annum fee from the date at which they are issued between 1.75% and 2.50% (2.50% at December 31, 2013) depending on CPE Resources’s leverage ratio.  Letters of credit that are drawn upon are convertible to loans. In addition, in connection with the issuance of a letter of credit, we are required to pay the issuing bank a fronting fee of 0.25% per annum.

The Amended Credit Agreement contains financial covenants based on EBITDA (which is defined in the Amended Credit Agreement, and is not the same as EBITDA or Adjusted EBITDA otherwise presented) requiring us to maintain defined minimum levels of interest coverage and providing for a limitation on our leverage ratio.  Specifically, the Amended Credit Agreement requires us to maintain (a) a ratio of trailing twelve months EBITDA to consolidated net cash interest expense equal to or greater than 2.75 to 1 (“Interest Ratio”), and (b) a ratio of funded debt to trailing twelve months EBITDA equal to or less than 3.50 to 1 (“Leverage Ratio”).  Our federal coal lease obligations are not considered debt under our covenant calculations.

Based on the Leverage Ratio, our aggregate borrowing capacity under the Amended Credit Agreement and the A/R Securitization Program was approximately $169 million at December 31, 2013.

Total lender fees and costs of $18.1 million were incurred in connection with the execution of the original credit facility and related amendments.  The aggregate deferred financing costs are being amortized on a straight-line basis to interest expense over the five-year term of the Amended Credit Agreement.

Unamortized fees and costs were included in noncurrent other assets and totaled the following at December 31 (in thousands):

	2013	2012
Unamortized debt issuance costs	$5,440	$7,684

The Amended Credit Agreement also requires us to comply with non-financial covenants that restrict certain corporate activities.  These covenants include restrictions on our ability to incur additional debt and pay dividends, among other restrictive covenants.  The Amended Credit Agreement also contains customary events of default with customary grace periods and thresholds.  Our ability to access the available funds under the credit facility would be impaired in the event that we do not comply with the covenant requirements or if we default on our obligations under the Amended Credit Agreement.  At December 31, 2013, we were in compliance with the covenants contained in our Amended Credit Agreement.

Under the Amended Credit Agreement, the subsidiaries of CPE Inc. are permitted to make distributions to CPE Inc. to enable it to pay federal, state and local income and certain other taxes it incurs that are attributable to the business and operations of its subsidiaries and to enable CPE Inc. to pay amounts on the tax agreement liability.  In addition, as long as no default under the Amended Credit Agreement exists, the subsidiaries of CPE Inc. can also make annual distributions to CPE Inc. to fund dividends or repurchases of CPE Inc.’s stock and additional distributions in accordance with certain distribution limits in the Amended Credit Agreement.  Finally, the subsidiaries of CPE Inc. can make loans to CPE Inc. subject to certain limitations in the Amended Credit Agreement.

Other

Other long-term obligations consist of obligations incurred in connection with the acquisitions of land and mineral rights.  At December 31, we had the following purchase obligations with parties other than the BLM (in thousands):

	2013	2012
Purchase obligations, total	$966	$2,661
Interest rate	6%	6% - 8%

The fair value of other long-term obligations approximated its carrying amount at December 31, 2013 and 2012.

Interest expense under financing arrangements, net of amounts capitalized, for the years ended December 31 totaled (in thousands):

	2013	2012	2011
Interest expense	$41,665	$36,327	$33,866